UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 4, 2020

INTEGRATED VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55681	82-1725385
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

73 Buck Road, Suite 2, Huntingdon Valley, PA	19006
(Address of principal executive offices)	(Zip Code)

215-613-1111
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CRF 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INTV	NA

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Securities Purchase Agreement with Eagle Equities, LLC

On August 4, 2020, Integrated Ventures, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with Eagle Equities, LLC (the “Buyer” or “Holder”), providing for the issuance and sale by the Company and the purchase by the Buyer of a 6% convertible note of the Company in the aggregate principal amount of $1,086,956.52 (together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the “Note”), convertible into shares of common stock of the Company (the “Conversion Shares”), upon the terms and subject to the limitations and conditions set forth in the Note. The Note provides for an 8% original issue discount (“OID”) such that the aggregate purchase price for Note will be $1,000,000.00. The Note will be purchased in various tranches on the Closing Dates (as defined below). On each Closing Date, the Buyer shall pay the purchase price for the tranche of Note to be issued and sold to it at that Closing (the “Purchase Price”) by wire transfer of immediately available funds to the Company, against delivery of the Note in the principal amount proportionally equal to the Purchase, and the Company shall deliver such duly executed Note on behalf of the Company, to the Buyer, against delivery of such Purchase Price.

Closings. The first closing date under the Note (“Closing”) was held on August 4, 2020, at which the Company sold, and the Buyer purchased the first tranche under the Note for a $271,739.13 portion of the aggregate $1,086,956.52 total Purchase Price of $250,000 for the Note, reflecting the OID of 8%. A subsequent Closing of an additional $271,739.13 portion of the Note (the “Second Tranche”) shall occur on the filing of the Company’s resale registration statement under the Securities Act of 1933, as amended, covering the entire principal amount of the $1,086,956.52 Note. The purchase price for the $271,739.13 Second Tranche of the Note will be $250,000 as well, representing the OID of 8%. The Buyer has retained the right to purchase the unfunded balance of the $1,086,956.52 Note (the “Unfunded Balance”) through February 4, 2022, provided that each purchase must be in an amount of not less than $100,000 ($108,695.65 after the OID). Any rights to purchase a portion of the outstanding Unfunded Balance terminate on February 4, 2022 and the Buyer will have no further rights to purchase any additional portion of the Unfunded Balance.

Listing. The Company has agreed to promptly secure and maintain the listing of its common stock upon each national securities exchange or automated quotation system, if any, upon which shares of common stock are then listed (subject to official notice of issuance).

Registration Rights. The Agreement provides that the Company and the Buyer enter into a registration rights agreement, providing for the registration of the Conversion Shares issued under the Note. If the registration statement required by the registration rights agreement is not declared “effective”, within 6 months of the issuance date of the funding of the First Tranche, then the conversion discount in the Note will increase by 10% from 30% to 40%. The registration statement shall register a number of shares not less than 30% of the outstanding public float at the time of filing.

Registration Rights. The Agreement provides that the Company and the Buyer shall enter into a registration rights agreement, providing for the registration of the Conversion Shares issued under the Note. If the registration statement required by the registration rights agreement is not declared “effective”, within 6 months of the issuance date of the funding of the First Tranche, then the conversion discount in the Note shall increase by 10% from 30% to 40%. The registration statement shall register a number of shares not less than 30% of the outstanding public float at the time of filing.

Terms of 6% Convertible Redeemable Note due February 4, 2022

The Holder of the Note is entitled, at its option, at any time, to convert all or any amount of the principal face amount of the Note then outstanding into shares of the Company’s common stock at a price (“Conversion Price”) for each share of common stock equal to 70% of the lowest closing bid price of the common stock as reported on the National Quotations Bureau OTC Market exchange which the Company’s shares are traded or any exchange upon which the common stock may be traded in the future (“Exchange”), for the fifteen prior trading days including the day upon which a Notice of Conversion is received by the Company. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To the extent the Conversion Price of the Company’s common stock closes below the par value per share, the Company will take all steps necessary to solicit the consent of the stockholders to reduce the par value to the lowest value possible under law. In the event the Company experiences a DTC “Chill” on its shares, the conversion price shall be decreased to 50% instead of 70% while that “Chill” is in effect.

The Holder is not allowed to effect a conversion if such conversion, along with all other shares of Company common stock beneficially owned by the Holder and its affiliates would exceed 4.99% of the outstanding shares of the common stock of the Company (which may be increased up to 9.99% upon 61 days’ prior written notice by the Holder).

If the Company offers a conversion discount or other more favorable conversion terms (whether via interest, rate OID or otherwise) or lookback period to another party (“Third Party Note”) or otherwise grants any other more favorable terms to any third party than the terms contained herein while the Note is in effect, then, the Holder, at its option, may incorporate any or all those terms in the Note. If those terms pertain to a conversion discount or lookback period, then the Holder shall be allowed to convert this note at the same price as that which was offered in the Third Party Note.

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Interest on any unpaid principal balance of this Note shall be paid at the rate of 6% per annum. Interest shall be paid by the Company in common stock (“Interest Shares”). The Holder may, at any time commencing six months after the date of funding to the Company by the Holder, send in a Notice of Conversion to the Company for Interest Shares based on the formula provided for Note conversions. The dollar amount converted into Interest Shares shall be all or a portion of the accrued interest calculated on the unpaid principal balance of this Note to the date of such notice.

During the first six months this Note is in effect, the Company may redeem this Note by paying to the Holder an amount as follows:

PREPAY DATE	PREPAY AMOUNT
≤ 30 days	105% * (P+I)
31- 60 days	110% * (P+I)
61-90 days	115% * (P+I)
91-120 days	120% * (P+I)
121-150 days	125% * (P+I)
151-180 days	130% * (P+I)

The Note may not be prepaid after the 180th day. Such redemption must be closed and funded within 3 days of giving notice of redemption of the right to redeem shall be null and void. Holder may continue to convert this Note until the funds are received

“Events of Default” under the Note include default in the payment of principal or interest on the Note or any other note issued to the Holder by the Company; or if any of the representations or warranties made by the Company in the Note or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of the Note, or the Securities Purchase Agreement under which the Note was issued shall be false or misleading in any respect; or the Company shall fail to perform or observe, in any respect, any covenant, term, provision, condition, agreement or obligation of the Company under the Note or any other note issued to the Holder; or the Company shall become insolvent or apply for or consent to the appointment of a trustee, liquidator or receiver for its, or for a substantial part of its, property or business; or file a petition for bankruptcy relief, consent to the filing of such petition or have filed against it an involuntary petition for bankruptcy relief, all under federal or state laws as applicable (or any other similar  filing for the same general purpose  relating to the Company’s insolvency or admission of; insolvency); or one or more money judgments, writs or warrants of attachment, or similar process, in excess of one hundred thousand dollars ($100,000) in the aggregate, shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen days or in any event later than five days prior to the date of any proposed sale thereunder; or the Company shall have its common stock delisted from an exchange (including the OTC Markets exchange), or, if the common stock of the Company trades on an exchange, then trading in the common stock shall be suspended for more than 10 consecutive days; or the Company ceases to file its Exchange Act reports with the SEC; or a majority of the members of the Board of Directors of the Company on the on the date of the Agreement are no longer serving as members of the Board; or the Company shall not deliver to the Holder the common stock without restrictive legend within 3 business days of its receipt of a Notice of Conversion which includes an Opinion of Counsel expressing an opinion which supports the removal of a restrictive legend; or the Company shall not replenish the transfer agent reserve within 3 business days of the request of the Holder; or the Company shall be delinquent in its periodic report filings with the SEC; or the Company shall lose the “bid” price for its stock in a market (including the OTC marketplace or other exchange),

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Then, if an uncured Event of Default has occurred,, or at any time thereafter, unless cured within 5 days, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder, at the option of the Holder and in the Holder’s sole discretion, the Note is immediately due and payable, without presentment, demand, protest or (further) notice of any kind (other than notice of acceleration), all of which are waived, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder’s rights and remedies under the Note or any other rights or remedies afforded by law. Upon an Event of Default, interest shall accrue at a default interest rate of 24% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law. In the event of a breach of the Company’s obligation to deliver Conversion Shares upon receipt of a conversion notice the penalty shall be $250 per day the shares are not issued beginning on the 4th day after the conversion notice was delivered to the Company. This penalty shall increase to $500 per day beginning on the 10th day. The penalty for the Company’s loss of  the “bid” price for its stock in a market shall be an increase of the outstanding principal amounts by 20%. If the Note is not paid at maturity, or within 10 days thereof, then on February 14, 2022, the remaining outstanding principal due under the Note shall increase by 10%. Further, if the Company fails to file its periodic reports with the SEC, or such failure is continuing after the 6 month anniversary of the Note, then the Holder shall be entitled to use the lowest closing bid price during the delinquency period as a base price for the conversion. For example, if the lowest closing bid price during the delinquency period is $0.01 per share and the conversion discount is 50% the Holder may elect to convert future conversions at $0.005 per share

Make-Whole for Failure to Deliver Loss. At the Holder’s election, if the Company fails for any reason to deliver to the Holder the conversion shares by the 3rd business day following the delivery of a Notice of Conversion to the Company, and if the Holder incurs a Failure to Deliver Loss, then at any time the Holder may provide the Company written notice indicating the amounts payable to the Holder in respect of the Failure to Deliver Loss and the Company must make the Holder whole as follows:

Failure to Deliver Loss = [(Highest VWAP for the 30 trading days on or after the day of exercise) x (Number of conversion shares)]

The Company must pay the Failure to Deliver Loss by cash payment, and any such cash payment must be made by the third business day from the time of the Holder’s written notice to the Company.

THE FOREGOING GENERAL DISCUSSION OF THE TERMS OF THE SECURITIES PURCHASE AGREEMENT AND CONVERTIBLE REDEEMABLE NOTEI S QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE TERMS SET FORTH IN SUCH EXHIBITS. DEFINED TERMS USED IN THE DESCRIPTIONS IN THIS CURRENT REPORT SHALL HAVE THE MEANINGS PROVIDED IN THE SECURITIES PURCHASE AGREEMENT AND CONVERTIBLE REDEEMABLE NOTE, AS APPLICABLE, UNLESS SPECIFICALLY DEFINED ABOVE IN THIS REPORT.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

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Item 3.02. Unregistered Sale of Equity Securities.

The following table sets forth the sales of unregistered securities since the Company’s last report filed under this item.

		Principal	Total Offering Price/
Date	Title and Amount (1)	Purchaser	Underwriter	Underwriting Discounts
August 4, 2020	Convertible Promissory Note in the principal amount of $271,739.	Eagle Equities, LLC	NA	$250,000/NA

(1) The issuances of securities to lenders and investors are viewed by the Company as exempt from registration under the Securities Act of 1933, as amended (“Securities Act”), alternatively, as transactions either not involving any public offering, or as exempt under the provisions of Regulation D promulgated by the SEC under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

10.33	Securities Purchase Agreement, dated as of August 4, 2020, between the Company and Eagle Equities, LLC.

10.34	Form of Convertible Redeemable Note due February 4, 2020 issued August 4, 2020 to Eagle Equities, LLC.

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SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrated Ventures, Inc.

Dated: August 10, 2020	By:	/s/ Steve Rubakh
	Name:	Steve Rubakh
	Title:	Chief Executive Officer

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